CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Fourth-Quarter 2021 Results

CINCINNATI, February 24, 2022—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2021, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 1.4% to $541 million
•	GAAP Diluted Earnings-per-Share (EPS) of $4.81
•	Adjusted Diluted EPS of $5.25, an increase of 2.3%

VITAS segment operating results:

•	Net Patient Revenue of $316 million, a decline of 4.8%
•	Average Daily Census (ADC) of 17,935, a decline of 4.2%
•	Admissions of 16,250, a decline of 9.5%
•	Net Income, excluding certain discrete items, of $49.7 million, a decline of 14.4%
•	Adjusted EBITDA, excluding Medicare Cap, of $69.3 million, a decline of 11.9%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 21.7%, a decrease of 179-basis points

Roto-Rooter segment operating results:

•	Revenue of $225 million, an increase of 11.8%
•	Net Income, excluding certain discrete items, of $44.2 million, an increase of 16.5%
•	Adjusted EBITDA of $62.2 million, an increase of 14.2%
•	Adjusted EBITDA margin of 27.7%, an increase of 58-basis points

VITAS

VITAS net revenue was $316 million in the fourth quarter of 2021, which is a decline of 4.8%, when compared to the prior-year period.  This revenue decline is comprised primarily of a 4.2% decline in days-of-care partially offset by a geographically weighted average Medicare reimbursement rate increase of approximately 1.1%.   Acuity mix shift had a net impact of reducing revenue approximately $7.1 million, or 2.1%, in the quarter when compared to the prior-year revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes offset a portion of this revenue decline by approximately 40-basis points.

In the fourth quarter of 2021, VITAS accrued $3.0 million in Medicare Cap billing limitations.  This compares to $2.5 million in Medicare Cap billing limitation in the fourth quarter of 2020.

Of VITAS’ 30 Medicare provider numbers, 25 provider numbers have a Medicare Cap cushion of 10% or greater, two provider numbers have a cap cushion between 5% and 10%, one provider number has cushion between 0% and 5% and two provider numbers have an estimated fiscal 2022 Medicare Cap billing limitation liability.

Average revenue per patient per day in the fourth quarter of 2021 was $196.26, which, including acuity mix shift, is 105-basis points below the prior-year period. Reimbursement for routine home care and high acuity care averaged $172.16 and $1,005.47, respectively.  During the quarter, high acuity days-of-care were 2.9% of total days of care, 55-basis points less than the prior-year quarter.

The fourth quarter 2021 gross margin, excluding Medicare Cap and increased costs directly related to operating during the pandemic, was 28.5%.  This is a 109-basis point margin decline when compared to the fourth quarter of 2020.

Selling, general and administrative expense, excluding increased costs directly related to operating during the pandemic, was $21.5 million in the fourth quarter of 2021 and compares to $19.3 million incurred in the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $69.3 million in the quarter, a decrease of 11.9%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 21.7%, which is 179-basis points less than the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $225 million in the fourth quarter of 2021, an increase of $23.8 million, or 11.8%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $53.9 million, an increase of $6.9 million, or 14.8%, over the prior year.  This aggregate commercial revenue growth consisted of drain cleaning revenue increasing 17.0%, plumbing increasing 18.0% and excavation expanding 10.5%.  Water restoration increased 4.5%.

Roto-Rooter branch residential revenue in the quarter totaled $152 million, an increase of $15.3 million, or 11.2%, over the prior-year period.  This aggregate residential revenue growth consisted of drain cleaning increasing 10.6%, plumbing expanding 13.5%, excavation increasing 12.0%, and water restoration increasing 9.2%.

Roto-Rooter’s gross margin in the quarter, excluding the impact from COVID, was 52.7%, a 77-basis point increase when compared to the fourth quarter of 2020.  Adjusted EBITDA in the fourth quarter of 2021 totaled $62.2 million, an increase of 14.2%.  The Adjusted EBITDA margin in the quarter was 27.7%, which is a 58-basis point improvement when compared to the prior year.  The fourth quarter of 2021 included approximately $1.9 million for increased casualty and health care insurance claims expense.  In addition, there was approximately $1.2 million of increased eMarketing, repairs & maintenance and payroll fringes not anticipated to be incurred in future quarters.  Combined, this spike in fourth quarter expenses negatively impacted fourth quarter 2021 adjusted EBITDA margin by approximately 138-basis points.

Chemed Consolidated

As of December 31, 2021, Chemed had total cash and cash equivalents of $33 million and $185 million of long-term debt.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At December 31, 2021, the Company had approximately $219 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 495,529 shares of Chemed stock for $246 million which equates to a cost per share of $496.65.  As of December 31, 2021, there was approximately $202 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time, Chemed has repurchased approximately 15.7 million shares, aggregating approximately $2.0 billion at an average share cost of $125.14.  Including dividends over this period, Chemed has returned approximately $2.2 billion to shareholders.

Guidance for 2022

Historically, Chemed earnings guidance has been developed using previous years’ key operating metrics which are then modeled and projected out for the calendar year.  Critical within these projections is the understanding of traditional patterned correlations among key operating metrics. This modeling exercise also takes into consideration anticipated industry and macro-economic issues outside of management’s control but are somewhat predictable in terms of timing and impact on our business segments’ operating results.

The COVID-19 pandemic has made accurate modeling and providing meaningful earnings guidance exceptionally challenging.  Since the start of the pandemic, Chemed has been able to successfully navigate within this rapidly changing environment and produce operating results that we believe provide us with the ability to issue earnings guidance for the 2022 calendar year.  However, this guidance should be taken with the recognition the pandemic will continue to disrupt our healthcare system and general economy to such an extent that future rules, regulations and government mandates could materially impact the company’s ability to achieve this guidance.

Statistically, patients residing in senior housing are identified as hospice appropriate earlier into their terminal prognosis and have a much greater probability of having a length of stay in excess of 90 days. Hospice patients referred from hospitals, oncology practices and similar referral sources are generally more acute and have a significantly lower probability of lengths-of-stay exceeding 90 days. According to data released by the National Investment Center for Seniors Housing & Care, COVID-19 continues to adversely affect senior housing occupancy. This reduced occupancy in senior housing has had a corresponding reduction in VITAS nursing home admissions. Nursing home patients represented 15.6% of VITAS’ fourth-quarter 2021 patient census. This compares to nursing home patients averaging 18.2% of total census just prior to the pandemic.

A November 2021 article in US News and World Report estimated that approximately 20% of all health care workers in the US have left the industry since the start of the pandemic.  This shortage of licensed healthcare workers will generate short-term to medium-term pressure on VITAS’ labor costs and related margins.

Medicare hospice reimbursement rate increases are based on a government formula that utilizes the Bureau of Labor and Statistics’ measurement of healthcare wage inflation reflected in the hospital wage index basket.    However, this formulaic methodology is based upon healthcare wage inflation and increased CPI measured from April 1 through March 31 to determine the following October 1 reimbursement rates.  This methodology effectively delays actual wage inflation from impacting hospice reimbursement by 12 to 18 months.

VITAS anticipates that senior housing will continue to have weak occupancy rates at least through the first half of 2022.  Accordingly, VITAS anticipates senior housing hospice referrals will not have meaningful growth until the second half of 2022.  Labor cost increases and related margin pressure are anticipated to continue through all of 2022 with some moderation starting with the next reimbursement increase on October 1, 2022.

Based upon the above discussion, VITAS 2022 revenue, prior to Medicare Cap, is estimated to decline 1.5% to 2.5% when compared to 2021.  A portion of the estimated revenue reduction, approximately $15 million, is the result of the phase out of sequestration relief over the first half of 2022 compared to a full year of sequestration relief in 2021.  ADC is estimated to decline 1.0% to 1.5%.  Full year adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.5% to 16.0%.  We are currently estimating $12 million for Medicare Cap billing limitations in calendar year 2022.

Roto-Rooter is forecasted to achieve full-year 2022 revenue growth of 8.0% to 9.5%.  Roto-Rooter’s adjusted EBITDA margin for 2022 is expected to be 28.5% to 29.5%.

Based upon the above, full-year 2022 earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation and other discrete items, is estimated to be in the range of $19.10 to $19.50.  This 2022 guidance assumes an effective corporate tax rate on adjusted earnings of 25.1% and a diluted share count of 15.25 million shares.  Chemed’s 2021 reported adjusted earnings per diluted share was $19.33.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, February 25, 2022, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants.  The Conference ID is 3267032.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 3267032.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 18,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Service revenues and sales	$540,978	$533,289	2,139,261	$2,079,583
Cost of services provided and goods sold	336,328	335,049	1,369,458	1,378,197
Selling, general and administrative expenses (aa)	92,073	86,805	366,727	330,218
Depreciation	11,840	11,835	49,011	46,596
Amortization	2,510	2,511	10,040	9,987
Other operating expense/(income)	198	(46,160)	987	(75,095)
Total costs and expenses	442,949	390,040	1,796,223	1,689,903
Income from operations	98,029	143,249	343,038	389,680
Interest expense	(525)	(350)	(1,868)	(2,355)
Other (expense)/income--net (bb)	(1,377)	2,942	9,144	8,665
Income before income taxes	96,127	145,841	350,314	395,990
Income taxes	(21,502)	(32,089)	(81,764)	(76,524)
Net income	$74,625	$113,752	$268,550	$319,466
Earnings Per Share
Net income	$4.89	$7.12	$17.14	$20.02
Average number of shares outstanding	15,266	15,973	15,671	15,955
Diluted Earnings Per Share
Net income	$4.81	$6.96	$16.85	$19.48
Average number of shares outstanding	15,513	16,348	15,938	16,398

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$89,875	$80,551	$349,250	$313,348
Long-term incentive compensation	3,658	3,414	9,167	8,937
Market value adjustments related to deferred
compensation trusts	(1,460)	2,840	8,310	7,933
Total SG&A expenses	$92,073	$86,805	$366,727	$330,218

(bb) Other (expense)/income--net comprises (in thousands):
	Three Months Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Market value adjustments related to deferred
compensation trusts	$(1,460)	$2,840	$8,310	$7,933
Interest income	89	109	377	757
Other	(6)	(7)	457	(25)
Total other (expense)/income--net	$(1,377)	$2,942	$9,144	$8,665

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$32,895	$162,675
Accounts receivable less allowances	137,217	126,853
Inventories	10,109	7,095
Prepaid income taxes	17,377	6,603
Prepaid expenses	32,688	26,177
Total current assets	230,286	329,403
Investments of deferred compensation plans held in trust	98,884	88,811
Properties and equipment, at cost less accumulated depreciation	193,680	187,820
Lease right of use asset	125,048	123,448
Identifiable intangible assets less accumulated amortization	108,096	118,085
Goodwill	578,591	578,585
Other assets	8,138	8,759
Total Assets	$1,342,723	$1,434,911
Liabilities
Current liabilities
Accounts payable	$73,024	$54,234
Income taxes	41	9,464
Accrued insurance	55,918	54,703
Accrued compensation	95,598	91,282
Accrued legal	872	10,632
Short-term lease liability	37,913	36,200
Other current liabilities	39,033	42,593
Total current liabilities	302,399	299,108
Deferred income taxes	23,183	20,664
Long-term debt	185,000	-
Deferred compensation liabilities	98,597	88,456
Long-term lease liability	100,629	99,210
Other liabilities	9,642	26,273
Total Liabilities	719,450	533,711
Stockholders' Equity
Capital stock	36,514	36,259
Paid-in capital	1,044,341	961,404
Retained earnings	1,970,311	1,723,777
Treasury stock, at cost	(2,430,094)	(1,822,579)
Deferred compensation payable in Company stock	2,201	2,339
Total Stockholders' Equity	623,273	901,200
Total Liabilities and Stockholders' Equity	$1,342,723	$1,434,911

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2021	2020
Cash Flows from Operating Activities
Net income	$268,550	$319,466
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	59,051	56,583
Stock option expense	22,502	18,422
Deferred payroll taxes	(18,175)	36,350
Litigation settlements	(9,440)	2,684
Noncash long-term incentive compensation	7,745	7,208
Provision for deferred income taxes	2,400	1,433
Noncash directors' compensation	1,173	1,171
Amortization of debt issuance costs	306	306
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
(Increase)/decrease in accounts receivable	(8,431)	12,773
(Increase)/decrease in inventories	(3,014)	367
Increase in prepaid expenses	(6,511)	(3,027)
Increase in accounts payable and
other current liabilities	9,832	19,096
Change in current income taxes	(20,401)	13,525
Net change in lease assets and liabilities	(44)	1,206
Increase in other assets	(10,305)	(11,834)
Increase in other liabilities	12,074	12,323
Other sources	1,285	1,237
Net cash provided by operating activities	308,597	489,289
Cash Flows from Investing Activities
Capital expenditures	(58,675)	(58,831)
Business combinations	-	(3,600)
Other sources	918	871
Net cash used by investing activities	(57,757)	(61,560)
Cash Flows from Financing Activities
Purchases of treasury stock	(576,042)	(175,594)
Proceeds from revolving line of credit	210,300	174,900
Proceeds from exercise of stock options	35,848	50,382
Payments on revolving line of credit	(25,300)	(264,900)
Dividends paid	(22,016)	(21,079)
Capital stock surrendered to pay taxes on stock-based compensation	(15,129)	(25,328)
Change in cash overdrafts payable	11,884	(9,849)
Other (uses)/sources	(165)	256
Net cash used by financing activities	(380,620)	(271,212)
(Decrease)/Increase in Cash and Cash Equivalents	(129,780)	156,517
Cash and cash equivalents at beginning of year	162,675	6,158
Cash and cash equivalents at end of year	$32,895	$162,675

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2021 AND 2020
(in thousands)(unaudited)
		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2021 (a)
Service revenues and sales	$316,112	$224,866	$-	$540,978
Cost of services provided and goods sold	229,023	107,305	-	336,328
Selling, general and administrative expenses	21,491	56,246	14,336	92,073
Depreciation	5,365	6,456	19	11,840
Amortization	18	2,492	-	2,510
Other operating expense/(income)	221	(23)	-	198
Total costs and expenses	256,118	172,476	14,355	442,949
Income/(loss) from operations	59,994	52,390	(14,355)	98,029
Interest expense	(31)	(132)	(362)	(525)
Intercompany interest income/(expense)	4,601	2,064	(6,665)	-
Other income—net	58	26	(1,461)	(1,377)
Income/(loss) before income taxes	64,622	54,348	(22,843)	96,127
Income taxes	(15,621)	(12,519)	6,638	(21,502)
Net income/(loss)	$49,001	$41,829	$(16,205)	$74,625

2020 (b)
Service revenues and sales	$332,190	$201,099	$-	$533,289
Cost of services provided and goods sold	237,812	97,237	-	335,049
Selling, general and administrative expenses	20,305	49,679	16,821	86,805
Depreciation	5,546	6,257	32	11,835
Amortization	18	2,493	-	2,511
Other operating expense	(46,929)	769	-	(46,160)
Total costs and expenses	216,752	156,435	16,853	390,040
Income/(loss) from operations	115,438	44,664	(16,853)	143,249
Interest expense	(29)	(68)	(253)	(350)
Intercompany interest income/(expense)	5,434	1,834	(7,268)	-
Other income—net	95	7	2,840	2,942
Income/(loss) before income taxes	120,938	46,437	(21,534)	145,841
Income taxes	(29,419)	(11,007)	8,337	(32,089)
Net income/(loss)	$91,519	$35,430	$(13,197)	$113,752

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(in thousands)(unaudited)

		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2021 (a)
Service revenues and sales	$1,261,246	$878,015	$-	$2,139,261
Cost of services provided and goods sold	953,420	416,038	-	1,369,458
Selling, general and administrative expenses	87,585	215,036	64,106	366,727
Depreciation	23,114	25,816	81	49,011
Amortization	71	9,969	-	10,040
Other operating expense	876	111	-	987
Total costs and expenses	1,065,066	666,970	64,187	1,796,223
Income/(loss) from operations	196,180	211,045	(64,187)	343,038
Interest expense	(160)	(595)	(1,113)	(1,868)
Intercompany interest income/(expense)	18,125	7,180	(25,305)	-
Other income—net	712	123	8,309	9,144
Income/(loss) before income taxes	214,857	217,753	(82,296)	350,314
Income taxes	(52,426)	(51,420)	22,082	(81,764)
Net income/(loss)	$162,431	$166,333	$(60,214)	$268,550

2020 (b)
Service revenues and sales	$1,334,667	$744,916	$-	$2,079,583
Cost of services provided and goods sold	1,010,693	367,504	-	1,378,197
Selling, general and administrative expenses	85,445	188,268	56,505	330,218
Depreciation	22,168	24,292	136	46,596
Amortization	71	9,916	-	9,987
Other operating (income)/expense	(78,590)	3,495	-	(75,095)
Total costs and expenses	1,039,787	593,475	56,641	1,689,903
Income/(loss) from operations	294,880	151,441	(56,641)	389,680
Interest expense	(166)	(340)	(1,849)	(2,355)
Intercompany interest income/(expense)	19,897	6,256	(26,153)	-
Other income—net	644	75	7,946	8,665
Income/(loss) before income taxes	315,255	157,432	(76,697)	395,990
Income taxes	(76,473)	(37,038)	36,987	(76,524)
Net income/(loss)	$238,782	$120,394	$(39,710)	$319,466

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2021 AND 2020
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2021
Net income/(loss)	$49,001	$41,829	$(16,205)	$74,625
Add/(deduct):
Interest expense	31	132	362	525
Income taxes	15,621	12,519	(6,638)	21,502
Depreciation	5,365	6,456	19	11,840
Amortization	18	2,492	-	2,510
EBITDA	70,036	63,428	(22,462)	111,002
Add/(deduct):
Intercompany interest expense/(income)	(4,601)	(2,064)	6,665	-
Interest income	(63)	(26)	-	(89)
Stock option expense	-	-	6,159	6,159
Long-term incentive compensation	-	-	3,659	3,659
Direct costs related to COVID-19	959	884	-	1,843
Adjusted EBITDA	$66,331	$62,222	$(5,979)	$122,574

2020
Net income/(loss)	$91,519	$35,430	$(13,197)	$113,752
Add/(deduct):
Interest expense	29	68	253	350
Income taxes	29,419	11,007	(8,337)	32,089
Depreciation	5,546	6,257	32	11,835
Amortization	18	2,493	-	2,511
EBITDA	126,531	55,255	(21,249)	160,537
Add/(deduct):
Intercompany interest expense/(income)	(5,434)	(1,834)	7,268	-
Interest income	(102)	(7)	-	(109)
CARES Act grant	(48,041)	-	-	(48,041)
Stock option expense	-	-	5,127	5,127
Direct costs related to COVID-19	3,257	520	-	3,777
Long-term incentive compensation	-	-	3,413	3,413
Litigation settlements	-	544	-	544
Adjusted EBITDA	$76,211	$54,478	$(5,441)	$125,248

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2021
Net income/(loss)	$162,431	$166,333	$(60,214)	$268,550
Add/(deduct):
Interest expense	160	595	1,113	1,868
Income taxes	52,426	51,420	(22,082)	81,764
Depreciation	23,114	25,816	81	49,011
Amortization	71	9,969	-	10,040
EBITDA	238,202	254,133	(81,102)	411,233
Add/(deduct):
Intercompany interest expense/(income)	(18,125)	(7,180)	25,305	-
Interest income	(253)	(124)	-	(377)
Stock option expense	-	-	22,502	22,502
Direct costs related to COVID-19	16,296	2,435	38	18,769
Long-term incentive compensation	-	-	9,167	9,167
Litigation settlements	-	(98)	-	(98)
Other	-	-	218	218
Adjusted EBITDA	$236,120	$249,166	$(23,872)	$461,414
2020
Net income/(loss)	$238,782	$120,394	$(39,710)	$319,466
Add/(deduct):
Interest expense	166	340	1,849	2,355
Income taxes	76,473	37,038	(36,987)	76,524
Depreciation	22,168	24,292	136	46,596
Amortization	71	9,916	-	9,987
EBITDA	337,660	191,980	(74,712)	454,928
Add/(deduct):
Intercompany interest expense/(income)	(19,897)	(6,256)	26,153	-
Interest income	(668)	(76)	(13)	(757)
CARES Act grant	(80,225)	-	-	(80,225)
Direct costs related to COVID-19	35,441	3,819	-	39,260
Stock option expense	-	-	18,422	18,422
Long-term incentive compensation	-	-	8,937	8,937
Litigation settlements	-	3,639	-	3,639
Medicare cap sequestration adjustment	619	-	-	619
Adjusted EBITDA	$272,930	$193,106	$(21,213)	$444,823

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Net income as reported	$74,625	$113,752	$268,550	$319,466
Add/(deduct) pre-tax cost of:
Stock option expense	6,159	5,127	22,502	18,422
Direct costs related to COVID-19	1,843	3,777	18,769	39,260
Amortization of reacquired franchise agreements	2,352	2,352	9,408	9,408
Long-term incentive compensation	3,659	3,413	9,167	8,937
Facility relocation expenses	-	-	1,855	-
Litigation settlements	-	544	(98)	3,639
Other	-	-	218	-
CARES Act grant	-	(48,041)	-	(80,225)
Medicare cap sequestration adjustments	-	-	-	619
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,606)	9,141	(12,480)	2,976
Excess tax benefits on stock compensation	(4,579)	(6,146)	(9,884)	(26,089)
Adjusted net income	$81,453	$83,919	$308,007	$296,413

Diluted Earnings Per Share As Reported
Net income	$4.81	$6.96	$16.85	$19.48
Average number of shares outstanding	15,513	16,348	15,938	16,398

Adjusted Diluted Earnings Per Share
Adjusted net income	$5.25	$5.13	$19.33	$18.08
Average number of shares outstanding	15,513	16,348	15,938	16,398

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

Three Months Ended March 31,			For the Years Ended December 31,
OPERATING STATISTICS	2021	2020	2021	2020
Net revenue ($000) (c)
Homecare	$272,949	$279,410	$1,069,766	$1,106,358
Inpatient	27,291	28,973	113,187	114,956
Continuous care	20,680	30,175	94,338	136,011
Other	2,902	2,984	12,142	11,164
Subtotal	$323,822	$341,542	$1,289,433	$1,368,489
Room and board, net	(2,609)	(2,858)	(10,060)	(12,174)
Contractual allowances	(2,101)	(3,994)	(11,530)	(14,970)
Medicare cap allowance	(3,000)	(2,500)	(6,597)	(6,678)
Net Revenue	$316,112	$332,190	$1,261,246	$1,334,667
Net revenue as a percent of total before Medicare cap allowance
Homecare	84.3%	81.8%	83.0%	80.8%
Inpatient	8.4	8.5	8.8	8.4
Continuous care	6.4	8.8	7.3	9.9
Other	0.9	0.9	0.9	0.9
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.9)	(0.8)	(0.8)	(0.9)
Contractual allowances	(0.6)	(1.2)	(0.9)	(1.1)
Medicare cap allowance	(0.9)	(0.7)	(0.5)	(0.5)
Net Revenue	97.6%	97.3%	97.8%	97.5%
Days of care
Homecare	1,338,955	1,404,532	5,347,170	5,597,213
Nursing home	257,416	253,261	993,322	1,097,493
Respite	5,894	4,971	21,403	20,387
Subtotal routine homecare and respite	1,602,265	1,662,764	6,361,895	6,715,093
Inpatient	25,556	27,811	107,685	112,718
Continuous care	22,154	31,493	101,539	141,693
Total	1,649,975	1,722,068	6,571,119	6,969,504

Number of days in relevant time period	92	92	365	366
Average daily census ("ADC") (days)
Homecare	14,554	15,267	14,649	15,293
Nursing home	2,798	2,753	2,721	2,999
Respite	64	54	59	55
Subtotal routine homecare and respite	17,416	18,074	17,429	18,347
Inpatient	278	302	295	308
Continuous care	241	342	279	387
Total	17,935	18,718	18,003	19,042
Total Admissions	16,250	17,960	68,823	71,328
Total Discharges	16,684	18,570	69,411	72,009
Average length of stay (days)	97.9	97.2	95.7	94.0
Median length of stay (days)	15.0	14.0	13.0	14.0
ADC by major diagnosis
Cerebro	36.5%	35.5%	36.7%	35.8%
Neurological	23.0	22.4	22.6	21.9
Cancer	11.5	12.3	11.9	12.5
Cardio	15.6	15.9	15.5	15.8
Respiratory	7.5	7.9	7.5	8.1
Other	5.9	6.0	5.8	5.9
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	22.5%	20.9%	21.5%	21.1%
Neurological	12.7	12.6	12.3	12.9
Cancer	26.6	26.7	26.9	27.6
Cardio	14.8	13.8	14.5	14.3
Respiratory	11.0	10.4	10.9	10.6
Other	12.4	15.6	13.9	13.5
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	0.7%	1.2%	0.9%	1.1%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	33.8	36.0	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	28.1	25.6	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2021 AND 2020
(unaudited)

(a)	Included in the results of operations for 2021 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(6,159)	$(6,159)
	Long-term incentive compensation	-	-	(3,659)	(3,659)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Direct costs related to COVID-19	(959)	(884)	-	(1,843)
	Pretax impact on earnings	(959)	(3,236)	(9,818)	(14,013)
	Excess tax benefits on stock compensation	-	-	4,579	4,579
	Income tax benefit on the above	243	859	1,504	2,606
	After-tax impact on earnings	$(716)	$(2,377)	$(3,735)	$(6,828)

		For the Year Ended December 31, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(22,502)	$(22,502)
	Direct costs related to COVID-19	(16,297)	(2,434)	(38)	(18,769)
	Amortization of reacquired franchise agreements	-	(9,408)	-	(9,408)
	Long-term incentive compensation	-	-	(9,167)	(9,167)
	Facility relocation expenses	(1,855)	-	-	(1,855)
	Litigation settlements	-	98	-	98
	Other	-	-	(218)	(218)
	Pretax impact on earnings	(18,152)	(11,744)	(31,925)	(61,821)
	Excess tax benefits on stock compensation	-	-	9,884	9,884
	Income tax benefit on the above	4,611	3,112	4,757	12,480
	After-tax impact on earnings	$(13,541)	$(8,632)	$(17,284)	$(39,457)

(b)	Included in the results of operations for 2020 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$48,041	$-	$-	$48,041
	Stock option expense	-	-	(5,127)	(5,127)
	Direct costs related to COVID-19	(3,257)	(520)	-	(3,777)
	Long-term incentive compensation	-	-	(3,413)	(3,413)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Litigation settlements	-	(544)	-	(544)
	Pretax impact on earnings	44,784	(3,416)	(8,540)	32,828
	Excess tax benefits on stock compensation	-	-	6,146	6,146
	Income tax benefit on the above	(11,367)	906	1,320	(9,141)
	After-tax impact on earnings	$33,417	$(2,510)	$(1,074)	$29,833

		For the Year Ended December 31, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$80,225	$-	$-	$80,225
	Direct costs related to COVID-19	(35,441)	(3,819)	-	(39,260)
	Stock option expense	-	-	(18,422)	(18,422)
	Amortization of reacquired franchise agreements	-	(9,408)	-	(9,408)
	Long-term incentive compensation	-	-	(8,937)	(8,937)
	Litigation settlements	-	(3,639)	-	(3,639)
	Medicare cap sequestration adjustment	(619)	-	-	(619)
	Pretax impact on earnings	44,165	(16,866)	(27,359)	(60)
	Excess tax benefits on stock compensation	-	-	26,089	26,089
	Income tax benefit on the above	(11,209)	4,469	3,764	(2,976)
	After-tax impact on earnings	$32,956	$(12,397)	$2,494	$23,053

(c)

VITAS has 9 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 25 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 25 provider numbers have a Medicare cap cushion of greater than 10%, two provider numbers have a cap cushion between 5% and 10%, one provider number has a cap cushion between 0% and 5%, and two provider numbers have a Medicare cap liability.